Exhibit 99.1

M. Terry Turner, President and CEO Harold Carpenter, CFO February 5-6, 2008 Continued Growth for Tennessee's Premier Financial Services Franchise

Forward-Looking Statements Pinnacle Financial Partners, Inc. ("Pinnacle Financial") may from time to time make written or oral statements, including statements contained in this presentation which may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect," "anticipate," "intend," "consider," "plan," "believe," "seek," "should," "estimate," and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle Financial to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) the inability of Pinnacle Financial to continue to grow its loan portfolio at historic rates in the Nashville-Davidson- Murfreesboro-Franklin MSA or projected rates in the Knoxville MSA, (iii) increased competition with other financial institutions, (iv) lack of sustained growth in the economy in the Nashville-Davidson-Murfreesboro-Franklin MSA and the Knoxville MSA, (v) rapid fluctuations or unanticipated changes in interest rates, (vi) the inability of Pinnacle Financial to satisfy regulatory requirements for its expansion plans, (vii) the inability of Pinnacle Financial to execute its expansion plans and (viii) changes in state and federal legislation or regulations applicable to financial services providers, including banks. Additionally, risk factors exist in connection with Pinnacle Financial's recently completed merger with Mid-America Bancshares, Inc. ("Mid-America") including among others, (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated, (2) disruption from the merger with customers, suppliers or employee relationships,, (3) the risk of successful integration of the two companies' businesses, and (4) the amount of the costs, fees, expenses and charges related to the merger. A more detailed description of these and other risks is contained in Pinnacle Financial's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Many of such factors are beyond Pinnacle Financial's ability to control or predict, and users are cautioned not to put undue reliance on such forward-looking statements. Pinnacle Financial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statements

Source: Nasdaq, finance. yahoo.com Pinnacle Profile High growth, one-bank holding company Headquartered in Nashville, Tennessee 7 years old Total assets at December 31, 2007 - $3.8 billion Market cap - $23.99 per share (2/1/08) = $530 million

Pinnacle's Formula for Success Effective strategies Growth opportunities in Tennessee's strongest metropolitan markets Vulnerable regional bank competitors Urban community bank positioning Focus on execution

Effective Strategies Focus on businesses, real estate professionals and affluent consumers Provide distinctive service and effective advice Hire a large cadre of experienced advisors Offer a full line of financial services Provide extraordinary convenience "Outsized Asset Growth with Outstanding Asset Quality"

Creates opportunities for growth, growth, growth Effective Strategies Loans Deposits

Diversified loan and deposit portfolios Effective Strategies Deposits Loans

Soundness remains strong Effective Strategies Nonaccruals Net Charge-offs Weighted Avg. Commercial Loan Risk Ratings

Organic growth in Nashville De novo market extensions in Tennessee Acquisitions in the Nashville MSA Frequently Articulated Expansion Plans Growth Opportunities

Track Record of De Novo Banking Success Nashville (2000), Knoxville (2007) Fastest growing bank in the nation1 10 de novo branch offices 300 new hires with 24 years average experience Growth Opportunities 1 FDIC, Fortune Magazine

2003 2004 2005 2006 2007 FD EPS 0.32 0.61 0.85 1.18 1.34 Merger Expense 0.07 0.02 $0.61 $1.36 $1.25 $0.85 $0.32 CAGR = 34.3% Growth Opportunities Balancing earnings and investment

Enter Tennessee's other strong metropolitan markets on a de novo basis ? 3. Memphis ? 1. Nashville ? 2. Knoxville Pinnacle's bias for market extensions has been de novo versus acquisition. Criteria for market extensions include: Only launch when PNFP can recruit FAs to build a $500 - $750 million bank in five years Cross breakeven in 12 months Support with additional common stock, as necessary Growth Opportunities

Large, fast growing metropolitan market Attractive competitive landscape Ability to attract large cadre of experienced bankers Meets aggressive growth and profitability targets Pinnacle's unique ability to penetrate the market Opportunity to replicate the Nashville model The Knoxville MSA Growth Opportunities

The Knoxville MSA Multi-year Performance Targets 2007 2008 2009 2010 2011 Associate hiring plan 26 39 51 59 63 Facilities 2 2 4 5 5 Loan growth targets (millions) $ 100 $ 225 $ 375 $ 490 $ 600 Deposit growth targets (millions) $ 62 $ 155 $ 280 $ 365 $ 450 Targeted FD EPS $ (0.08) $ 0.01 $ 0.10 $ 0.23 $ 0.34 Growth Opportunities

Mid-America strategically enhances Pinnacle's existing franchise The acquisition is a financially compelling transaction Mid-America - Combination Highlights Growth Opportunities Acquisitions in the Nashville MSA

Pinnacle's expanded franchise is the most attractive bank franchise in one of the most coveted markets in the US Second largest bank headquartered in Tennessee Largest bank headquartered in Nashville Initial entrance into targeted Nashville MSA counties Scarcity value . . . no remaining Nashville banks share the Pinnacle operating model Mid-America - Scarcity Value in a Coveted Market Growth Opportunities Acquisitions in the Nashville MSA

Mid-America - Scarcity Value in a Coveted Market 2001 2002 2003 2004 2005 2006 2007 PrimeTrust 2.521 76.023 154.102 226.486 301.878 Bank of the South 55.587 104.576 151.723 193.595 262.981 Mid-America 686.69 872.85 CAGR = 54.9% Mid-America's Net Loan Growth $ Millions Note: 6-year CAGR: 2001 - 2007. Source: SNL Financial, Mid-America Bancshares, Inc. SEC filings. Growth Opportunities Acquisitions in the Nashville MSA 27% growth in 2007

Pinnacle Offices PrimeTrust Offices Bank of the South Offices Planned closure Growth Opportunities Acquisitions in the Nashville MSA Resulting Distribution

Mid-America - Low Execution Risk Unrealized cost saves from MOE that formed Mid-America Due diligence completed with specific saves identified Common systems provider for all 3 banks Strong cultural fit Three Mid-America directors have joined the Pinnacle board Mid-America management bound by multi-year non-competes Retention bonus pool for 100% of Mid-America associates Mid-America possesses unique financial attributes and low execution risk Acquisitions in the Nashville MSA Growth Opportunities

Creates scarcity value in a coveted market Strategically accelerates Pinnacle's Nashville distribution Enhances Pinnacle's rapid growth potential Has relatively low execution risk Is accretive to GAAP EPS in the first 12 months Offers additional revenue synergies that are not required Pinnacle's acquisition of Mid- America Growth Opportunities Acquisitions in the Nashville MSA

Source: FDIC 6/07 Deposit Market Share Trends in the Nashville MSA 1999 2000 2001 2002 2003 2004 2005 2006 2007 70.51 67.04 64.82 62.98 61.79 59.04 58.16 54.02 48.86 Top 3 banks in Nashville are Regions, SunTrust and Bank of America Aggregate Market Share Aggregate market share for the big 3 in Nashville MSA has declined almost 16% in the last 8 years. Vulnerable Regional Bank Competitors Nashville

Note: Dollar values in millions. Source: SNL Financial; FDIC deposit data as of June 30, 2007. Vulnerable Regional Bank Competitors Nashville

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 66.62 65.74 63.95 63.34 61.91 60.42 61.21 60.33 59.37 57.63 56.71 Aggregate Market Share Source: FDIC - 6/07 Top 3 banks in Knoxville are First Horizon, Regions and SunTrust Deposit Market Share Trends in the Knoxville MSA Aggregate market share for the big 3 in Knoxville MSA has declined almost 10% in the last 10 years. Vulnerable Regional Bank Competitors Knoxville

Note: Dollar values in millions. Source: SNL Financial; FDIC deposit data as of June 30, 2007. Vulnerable Regional Bank Competitors Knoxville

Urban Community Bank Positioning Long-term experience in Tennessee's urban markets Sophisticated products (only available at regional banks) Treasury management Wealth management Distinctive service (only available at community banks) Experienced associates Courier deposit pickup Free ATM usage worldwide Remote deposit capture Ability to win in the core county of the MSA

Associate engagement Exceeds Gallup's 75th percentile 90 % retention rate Client engagement - "Better than Competitors" 5 year asset CAGR - 51% Net charge off ratio - 0.06% 5 year EPS CAGR - 70% Focus on Execution

Attractive Valuation Recent Pullback Provides Great Entry Point

Fast growing metropolitan markets Extremely attractive competitive landscapes Reliable track record for growth and execution Strong asset quality Attractive valuation Why PNFP?